UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07108

ALLIANCEBERNSTEIN WORLD DOLLAR GOVERNMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)
Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2005

Date of reporting period:   April 30, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


Alliance World Dollar Government Fund
Closed End


April 30, 2005


SEMI-ANNUAL REPORT

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 20, 2005

Annual Report
This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund") for the semi-annual reporting period ended April 30, 2005. The Fund is a closed end fund that trades under the New York Stock Exchange Symbol "AWG".

Investment Objective and Policies

The Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 23.

Investment Results

The table on page 6 shows the Fund's performance compared to its new benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, and its old benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), for the six- and 12-month periods ended April 30, 2005. The Fund's benchmark was changed because the global benchmark more closely matches the Fund's investment objective and policies.

For both the six- and 12-month periods ended April 30, 2005, the Fund outperformed its new benchmark. The primary contributor to the Fund's outperformance was its continued overweight to Russia, as well as its overweight to the Ukraine. Both of these countries benefited from improving economic fundamentals during the reporting period.

During the semi-annual period under review, the Fund held a significant position in Russia based on strong fiscal performance and prospects of a ratings upgrade to investment grade. In fact, Russia was upgraded in January by Standard & Poor's (S&P) to investment-grade status. The Fund's overweight position in Russia was maintained for several reasons despite political uncertainty and concerns over the pace of much needed structural reforms. Essentially, Russia's fiscal policies remained sound, and its ability to service its debt remained certain, benefiting the country's bond valuations.

The Fund also benefited from an overweighted position in the Ukraine due to this country's continued strong economic growth and prospects for rating upgrades, despite dramatic political change. Industrial production grew rapidly in the Ukraine, supported by metal prices, a main Ukrainian export. The Ukraine also received concessions on fuel prices from Russia and increased transit revenues, which improved this country's fiscal position.

Detracting from performance was the Fund's overweight position in Ecuador during the month of April. Earlier in the period, the Fund's portfolio man-


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1


ager (the "manager") favored an overweight position in Ecuador based on valuation, potential ratings upgrades and the country's ability to finance itself. In fact, through March, Ecuador significantly outpaced the broader market due to strong oil prices and improved fiscal dynamics. Ecuador, as the manager expected, received its ratings upgrade in January 2005 by S&P.

Political turmoil in April, however, superceded Ecuador's positive fundamentals and caused bond prices to plummet. On April 20th, President Lucio Gutierrez was ousted, marking the third time since 1997 that an elected Ecuadorian president was removed by popular protest. Market concerns arose that the new President, former Vice President Alfredo Palacio, would use excess oil revenues earmarked for debt payments to boost social spending. At the end of the reporting period, the Fund's position in Ecuador was trimmed closer to a market weight after some recovery in bond prices. The manager believed that current valuations reflected where Ecuador's debt should be trading relative to the balance of risks: strong economic growth and oil revenues on one side and political risk on the other.

The Fund's security selection also detracted from performance, as the Fund was too defensive relative to U.S. interest rates. The Fund's duration remained shorter than the benchmark, as the manager expected interest rates to rise and negatively impact bond prices. A measured pace in the rate of increases by the Federal Reserve and ample global liquidity, however, muted the effects of rising U.S. official rates. Emerging market debt, therefore, performed better than the manager had originally expected during the period.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI Global, posted a return of 3.51% for the semi-annual reporting period, outpacing other fixed-income sectors of the market. Early in the period, positive gains were a result of low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in the emerging countries. Many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006. Through February 2005, the emerging market debt class posted nine consecutive months of positive returns.

Late in the reporting period, however, market sentiment abruptly changed. Unlike the second half of 2004 and beginning of 2005, when the market's mood had been uncharacteristically sanguine in the context of rising U.S. rates, market sentiment soured late in the first quarter of 2005 and bond prices fell. Fixed-income markets were rattled in March primarily by two concerns: the fear that official rate hikes could become more aggressive and fallout from General Motors' profit warning. By April, however, the fixed- income markets reversed course once again and posted strong returns for the month. Fears of higher U.S. interest rates in March shifted in April to mounting concern over a U.S. growth slowdown, prompting a rally in the emerging markets. Low U.S. Treasury


-------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


yields, favorable emerging market technicals and the staying power of improved country fundamentals allowed the emerging markets to withstand the latest wave of uncertainty remarkably well. Investors reaching for yield led to modest inflows into emerging market funds in April following the large outflows in March. The period ended with market sentiment seemingly split between strong macroeconomic fundamentals in most emerging countries, and the negative prospects of rising U.S. yields and interest rates.

For the semi-annual reporting period, all emerging market debt countries within the index posted positive returns, with the exception of Argentina. Non-Latin markets returned 5.07%, outpacing Latin markets which returned 3.03%. Countries outperforming for the semi-annual reporting period included Panama at 9.22%, Russia at 8.02% and the Philippines at 6.42%. Underperforming countries for the period included Argentina at -5.50%, Ecuador at 0.19%, Turkey at 0.96% and Venezuela at 1.43%.

The Fund continued to maintain allocations to its core emerging market countries (Russia, Mexico, Brazil, Argentina, Colombia, Ecuador, Venezuela, Mexico and Turkey), however its individual country weightings were adjusted during the period. As mentioned in the Investment Results section, the Fund's holdings continued to be overweight in both Russia and the Ukraine.

Although the positive effects of high oil prices in Venezuela precluded any financing problems, the manager underweighted the Fund's holdings in this country as political risk increased. President Chavez continued to consolidate power by taking control over the courts, the oil industry and the central bank. Particularly troubling was a strategic shift from dependence on private oil companies towards agreements with state oil companies.

Additionally, the manager overweighted the Fund's holdings in Peru as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining. Lastly, Brazil proved to be one of the more volatile emerging market debt countries during the period. The Fund was defensive in its positioning later in the period with the apparent loss of growth momentum in this country.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance World Dollar Government Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional information regarding this Fund, please see page 32.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

The Fund invests in fixed income foreign securities, including those of emerging markets, which may magnify portfolio fluctuations due to changes in interest rates and foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


HISTORICAL PERFORMANCE
(continued from previous page)


The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asst value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


(Historical Performance continued on  next page)


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)



                                                             Returns
THE FUND VS. ITS BENCHMARK                          ---------------------------
PERIODS ENDED APRIL 30, 2005                        6 Months          12 Months
-------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)            3.79%             14.66%
-------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus           3.82%             15.53%
-------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global         3.51%             14.60%
-------------------------------------------------------------------------------

The Fund's Market Price per share on April 30, 2005 was $11.74. For additional Financial Highlights, please see page 27.


See Historical Performance and Benchmark disclosures on pages 4-5.


-------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $121.8


SECURITY TYPE BREAKDOWN*

o  80.3%  Sovereign Debt Obligations                      [PIE CHART OMITTED]
o  19.7%  Short-Term Investments


* All data are as of April 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7


PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)

                                             Principal
                                                Amount
                                                  (000)           U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-81.9%
Argentina-5.1%
Republic of Argentina
   3.01%, 8/03/12 FRN                          $ 4,438              $3,694,635
   11.375%, 3/15/10(a)                             190                  59,318
   11.75%, 6/15/15(a)                              525                 159,390
   12.00%, 6/19/31(a)                            1,224                 371,330
   12.25%, 6/19/18(a)                            3,216                 975,288
   15.50%, 12/19/08(a)                           3,073                 930,504
                                                                 -------------
                                                                     6,190,465
                                                                 -------------
Brazil-13.2%
Federal Republic of Brazil
   9.25%, 10/22/10                                 410                 441,775
   10.50%, 7/14/14                               1,928               2,164,180
   11.00%, 8/17/40(b)(c)                         4,465               5,063,309
   12.00%, 4/15/10                               1,025               1,216,163
   12.75%, 1/15/20                               2,430               3,110,400
   14.50%, 10/15/09                                355                 454,400
   C-Bonds
   8.00%, 4/15/14                                2,567               2,557,455
   DCB FRN
   Series L
   3.125%, 4/15/12                               1,198               1,121,923
                                                                 -------------
                                                                    16,129,605
                                                                 -------------
Bulgaria-0.4%
Republic of Bulgaria
   8.25%, 1/15/15(d)                               425                 524,875
                                                                 -------------
Colombia-2.2%
Republic of Colombia
   10.75%, 1/15/13                                 376                 426,384
   11.75%, 2/25/20                               1,885               2,290,275
                                                                 -------------
                                                                     2,716,659
                                                                 -------------
Dominican Republic-0.2%
Dominican Republic
   9.50%, 9/27/06(d)                               300                 294,750
                                                                 -------------
Ecuador-4.2%
Republic of Ecuador
   0.00%, 10/11/05                                 886                 864,488
   8.00%, 8/15/30(d)(e)                          5,310               4,301,100
                                                                 -------------
                                                                     5,165,588
                                                                 -------------
El Salvador-0.7%
Republic of El Salvador
   7.625%, 9/21/34(d)                              352                 371,360
   8.50%, 7/25/11(d)                               425                 483,438
                                                                 -------------
                                                                       854,798
                                                                 -------------


-------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                             Principal
                                                Amount
                                                  (000)           U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-0.9%
Republic of Indonesia
   6.75%, 3/10/14(d)                           $ 1,150              $1,108,600
                                                                 -------------
Jamaica-0.6%
Government of Jamaica
   10.625%, 6/20/17                                627                 664,620
   12.75%, 9/01/07(d)                               70                  77,910
                                                                 -------------
                                                                       742,530
                                                                 -------------
Lebanon-0.7%
Lebanese Republic
   7.875%, 5/20/11(d)                              330                 320,100
   10.125%, 8/06/08(d)                             330                 346,500
   11.625%, 5/11/16(d)                             148                 164,650
                                                                 -------------
                                                                       831,250
                                                                 -------------
Mexico-16.8%
United Mexican States
   7.50%, 1/14/12                                1,075               1,193,250
   8.125%, 12/30/19                              5,600               6,557,599
   11.375%, 9/15/16                              1,607               2,322,115
   Series A
   6.375%, 1/16/13                                 555                 578,865
   8.00%, 9/24/22                                5,632               6,533,119
   9.875%, 2/01/10                               2,687               3,208,278
                                                                 -------------
                                                                    20,393,226
                                                                 -------------
Morocco-0.5%
Kingdom of Morocco Loan Participation FRN
   Series A
   3.803%, 1/02/09                                 555                 546,302
                                                                 -------------
Panama-2.7%
Republic of Panama
   8.875%, 9/30/27                                 100                 112,400
   9.375%, 7/23/12-4/01/29                         722                 847,560
   9.625%, 2/08/11                                 625                 732,188
   10.75%, 5/15/20                                 605                 788,013
   IRB VRN
   3.75%, 7/17/14                                  829                 801,995
                                                                 -------------
                                                                     3,282,156
                                                                 -------------
Peru-2.5%
Republic of Peru
   8.375%, 5/03/16                                 680                 727,600
   8.75%, 11/21/33                                 610                 643,550
   9.125%, 2/21/12                                 545                 621,300
   9.875%, 2/06/15                                 886               1,043,265
                                                                 -------------
                                                                     3,035,715
                                                                 -------------


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9


                                             Shares or
                                             Principal
                                                Amount
                                                  (000)           U.S. $ Value
-------------------------------------------------------------------------------
Philippines-3.2%
Republic of Philippines
   9.00%, 2/15/13                              $   725                $751,463
   9.50%, 2/02/30                                  539                 528,220
   9.875%, 1/15/19                               1,025               1,070,100
   10.625%, 3/16/25                              1,426               1,540,080
                                                                 -------------
                                                                     3,889,863
                                                                 -------------
Russia-15.7%
Russian Federation
   5.00%, 3/31/30(d)(e)                         12,497              13,270,877
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08                                3,285               3,055,050
   Series VII
   3.00%, 5/14/11                                3,230               2,753,575
                                                                 -------------
                                                                    19,079,502
                                                                 -------------
Turkey-3.9%
Republic of Turkey
   7.375%, 2/05/25                                 597                 547,748
   11.00%, 1/14/13                               1,590               1,908,000
   11.50%, 1/23/12                                 402                 488,028
   11.75%, 6/15/10                                 680                 812,600
   11.875%, 1/15/30                                717                 939,270
                                                                 -------------
                                                                     4,695,646
                                                                 -------------
Ukraine-2.8%
Government of Ukraine
   6.875%, 3/04/11(d)                            1,000               1,042,500
   7.65%, 6/11/13(d)                             1,114               1,191,980
   11.00%, 3/15/07(d)                            1,036               1,112,455
                                                                 -------------
                                                                     3,346,935
                                                                 -------------
Uruguay-1.0%
Republic of Uruguay
   7.875%, 1/15/33(f)                            1,431               1,205,868
                                                                 -------------
Venezuela-4.6%
Republic of Venezuela
   4.15%, 4/20/11 FRN                              440                 391,600
   5.375%, 8/07/10                                 830                 744,925
   8.50%, 10/08/14                                 125                 123,000
   9.25%, 9/15/27                                4,424               4,357,639
                                                                 -------------
                                                                     5,617,164
                                                                 -------------
Total Sovereign Debt Obligations
   (cost $90,678,489)                                               99,651,497
                                                                 -------------
WARRANTS(g)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20                   1,750                      -0-


-------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


                                             Shares or
                                             Principal
                                                Amount
                                                  (000)           U.S. $ Value
-------------------------------------------------------------------------------
Republic of Venezuela
   Warrants, expiring 4/15/20                   20,599                     $-0-
                                                                 -------------
Total Warrants
   (cost $0)                                                                -0-
                                                                 -------------
SHORT-TERM INVESTMENT-20.1%
Time Deposit-20.1%
Societe Generale
   2.94%, 5/02/05
   (cost $24,500,000)                         $ 24,500              24,500,000
                                                                 -------------
Total Investments-102.0%
   (cost $115,178,489)                                             124,151,497
Other assets less liabilities-(2.0%)                                (2,390,199)
                                                                 -------------
Net Assets-100%                                                   $121,761,298
                                                                 =============

CALL OPTIONS WRITTEN (see Note C)

                                                    Exercise      Expiration
Description                         Contracts(h)      Price          Month     U.S. $ Value
-------------------------------------------------------------------------------------------
Federal Republic of Brazil
11.00%, 8/17/40                       275,000        $113.35        May '05        $(3,850)
11.00%, 8/17/40                       110,000         114.25        May '05         (1,210)
                                                                                   --------
(premiums received $7,150)                                                         $(5,060)
                                                                                   --------


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                      Notional                                   Unrealized
Swap Counterparty &                    Amount         Interest    Termination   Appreciation/
Referenced Obligation                 (000's)           Rate         Date      (Depreciation)
-------------------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                         1,230           4.14%       4/20/10        $(3,868)

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                           550           3.02        1/20/10         14,031

Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                            350           0.50       11/26/13         (5,863)

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                          520           5.60        3/20/14        (23,121)

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                         1,230           4.02       10/20/10           (519)


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11


CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)

                                      Notional                                   Unrealized
Swap Counterparty &                    Amount         Interest    Termination   Appreciation/
Referenced Obligation                 (000's)           Rate         Date      (Depreciation)
-------------------------------------------------------------------------------------------
Sale Contracts:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                         1,300           6.35%       8/20/05        $41,371

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                           900           4.40        5/20/06         51,820

Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                         2,583           1.98        4/20/07          6,367

Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                         1,150           1.13        1/20/07         (1,136)

Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                          520           4.95        3/20/09         28,784

CS First Boston
Federal Republic of Brazil
12.25%, 3/06/30                           775           6.90        6/20/07         94,156

Deutsche Bank Alex Brown
Federal Republic of Brazil
12.25%, 3/06/30                         2,583           1.90       10/20/07          1,815

Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                          800          17.75        2/13/08        335,167

Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                           680           3.80        8/20/06         25,353


INTEREST RATE SWAP CONTRACT (see Note C)

                                                            Rate Type
                                                     -------------------------
                                                      Payments       Payments
    Swap            Notional         Termination       made by     received by      Unrealized
Counterparty         Amount             Date          the Fund      the Fund       Depreciation
------------------------------------------------------------------------------------------------
   Morgan
  Guaranty          4,463,500          1/01/09         LIBOR+        6.8526%       $(1,040,936)

+ LIBOR (London Interbank Offered Rate)


REVERSE REPURCHASE AGREEMENT (see Note C)

                                       Interest
Broker                                   Rate       Maturity       Amount
-------------------------------------------------------------------------------
Barclays Bank International Ltd.         0.00%      12/30/05     $3,447,200


-------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


(a)  Security is in default and is non-income producing.

(b) Position, or portion thereof, with an aggregate market value of $436,590 has been segregated to collateralize written call options.

(c) Position, or portion thereof, with an aggregate market value of $3,584,548 has been segregated to collateralize reverse repurchase agreements.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate market value of these securities amounted to $24,611,095 or 20.2% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2005.

(f)  Pay-In-Kind Payments (PIK).

(g)  Non-income producing security.

(h)  One contract relates to principal amount of $1.00.

     Glossary of Terms:
     DCB - Debt Conversion Bonds
     FRN - Floating Rate Note
     IRB - Interest Rate Reduction Bond
     VRN - Variable Rate Note


See notes to financial statements.


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ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13


STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $115,178,489)           $124,151,497
Cash                                                                   175,917
Unrealized appreciation of credit default swap contracts               598,864
Interest receivable                                                  1,640,628
                                                                 -------------
Total assets                                                       126,566,906
                                                                 -------------
Liabilities
Outstanding call options written, at value
(premiums received $7,150)                                               5,060
Unrealized depreciation of interest rate swap contract               1,040,936
Unrealized depreciation of credit default swap contracts                34,507
Reverse repurchase agreement                                         3,447,200
Advisory fee payable                                                   125,828
Administrative fee payable                                              18,875
Accrued expenses                                                       133,202
                                                                 -------------
Total liabilities                                                    4,805,608
                                                                 -------------
Net Assets                                                        $121,761,298
                                                                 =============
Composition of Net Assets
Capital stock, at par                                                  $88,975
Additional paid-in capital                                         117,469,653
Distributions in excess of net investment income                      (540,670)
Accumulated net realized loss on investment transactions            (3,755,179)
Net unrealized appreciation of investments                           8,498,519
                                                                 -------------
                                                                  $121,761,298
                                                                 =============
Net Asset Value Per Share
   (based on 8,897,497 shares outstanding)                              $13.68
                                                                        ======


See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)


Investment Income
Interest                                                            $4,388,651
Expenses
Advisory fee                                  $613,082
Custodian                                      101,520
Administrative                                  91,962
Audit                                           44,425
Transfer agency                                 30,618
Printing                                        27,718
Legal                                           19,772
Directors' fees                                 13,856
Registration                                    11,388
Miscellaneous                                    7,152
                                         -------------
Total expenses before interest                 961,493
Interest expense                                 3,130
                                         -------------
Total expenses                                                         964,623
                                                                 -------------
Net investment income                                                3,424,028
                                                                 -------------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on:
   Investment transactions                                           1,599,966
   Swap contracts                                                      309,348
   Written options                                                     239,140
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                      (1,154,025)
   Swap contracts                                                     (242,909)
   Written options                                                       2,090
                                                                 -------------
Net gain on investment transactions                                    753,610
                                                                 -------------
Net Increase in Net Assets
   from Operations                                                  $4,177,638
                                                                 =============


See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15


STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            April 30,             Year Ended
                                              2005                October 31,
                                          (unaudited)                2004
                                         =============           =============
Increase (Decrease) in Net Assets
   from Operations
Net investment income                       $3,424,028              $6,837,581
Net realized gain on investment
   transactions                              2,148,454              13,195,874
Net change in unrealized
   appreciation/depreciation
   of investments                           (1,394,844)             (6,445,139)
                                         -------------           -------------
Net increase in net assets
   from operations                           4,177,638              13,588,316
Dividends to Shareholders from
Net investment income                       (3,683,565)             (8,410,754)
Common Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock                     -0-                103,490
                                         -------------           -------------
Total increase                                 494,073               5,281,052
Net Assets
Beginning of period                        121,267,225             115,986,173
                                         -------------           -------------
End of period (including distributions in
   excess of net investment income of
   ($540,670) and ($281,133),
   respectively)                          $121,761,298            $121,267,225
                                         =============           =============


See notes to financial statements.


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16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)


NOTE A
Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17


broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of the Administration Agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. The Adviser provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2005, the Fund reimbursed AGIS $490 relating to shareholder servicing costs.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                                  Purchases           Sales
                                                 ===========       ===========
Investment securities (excluding
   U.S. government securities)                   $41,920,787       $48,103,142
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation                                       $9,515,551
Gross unrealized depreciation                                         (542,543)
                                                                    ----------
Net unrealized appreciation                                         $8,973,008
                                                                    ==========


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the six months ended April 30, 2005, were as follows:

                                                  Number of          Premiums
                                                  Contracts          Received
                                                 ===========       ===========
Options outstanding at
   October 31, 2004                                       -0-              $-0-
Options written                                   17,304,000           246,290
Options terminated in closing
   purchase transactions                          (9,162,000)         (142,087)
Options expired                                   (7,757,000)          (97,053)
                                                 -----------       -----------
Options outstanding at
   April 30, 2005                                    385,000            $7,150
                                                 ===========       ===========


-------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21


Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $11,291,000, with net unrealized appreciation of $583,697 and terms ranging from 4 months to 4 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $3,530,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $7,761,000 as of April 30, 2005.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2005, the average amount of reverse repurchase agreements outstanding was $4,507,862 and the daily weighted average interest rate was 0.56%.

NOTE D
Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized of which 8,897,497 shares were issued and outstanding at April 30, 2005. During the six months ended April 30, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2004, the Fund issued 7,445 shares in connection with the Fund's dividend reinvestment plan.


-------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


NOTE E
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F
Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                     2004              2003
                                                 ===========       ===========
Distributions paid from:
   Ordinary income                                $8,410,754        $8,445,685
                                                 -----------       -----------
Total taxable distributions                        8,410,754         8,445,685
                                                 -----------       -----------
Total distributions paid                          $8,410,754        $8,445,685
                                                 ===========       ===========


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23


As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $(5,322,951)(a)
Unrealized appreciation/(depreciation)                            9,031,548(b)
                                                                -----------
Total accumulated earnings/(deficit)                            $ 3,708,597
                                                                ===========

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $5,322,951 of which $985,159 expires in the year 2009 and $4,337,792 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $12,288,995.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the


-------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the investigations. On June 8, 2005 the NASD announced that it had reached a settlement with AllianceBernstein Investment Research and Management, Inc., a wholly owned subsidiary of the Adviser and the distributor of the open-end mutual funds sponsored by the Adviser, in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   Six Months
                                        Ended
                                     April 30,                              Year Ended October 31,
                                         2005         ------------------------------------------------------------------
                                  (unaudited)           2004(a)        2003           2002(b)        2001           2000
                                 ---------------------------------------------------------------------------------------
Net asset value,
   beginning of period                 $13.63         $13.05          $9.98          $9.43         $10.45          $9.36
                                 ---------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(c)                  .38            .77           1.04           1.06           1.36           1.21
Net realized and unrealized
   gain (loss) on investment
   transactions                           .08            .76           2.98            .59           (.95)          1.20
                                 ---------------------------------------------------------------------------------------
Net increase in net asset value
   from operations                        .46           1.53           4.02           1.65            .41           2.41
                                 ---------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                     (.41)          (.95)          (.95)         (1.07)         (1.36)         (1.21)
Distributions in excess of net
   investment income                       -0-            -0-            -0-          (.02)          (.07)          (.11)
Tax return of capital                      -0-            -0-            -0-          (.01)            -0-            -0-
                                 ---------------------------------------------------------------------------------------
Total dividends and distributions        (.41)          (.95)          (.95)         (1.10)         (1.43)         (1.32)
                                 ---------------------------------------------------------------------------------------
Net asset value, end of period         $13.68         $13.63         $13.05          $9.98          $9.43         $10.45
                                 =======================================================================================
Market value, end of period            $11.74         $12.20         $12.70          $9.55         $10.10         $10.38
                                 =======================================================================================
Premium/(Discount)                     (14.18)%       (10.49)%        (2.68)%        (4.31)%         7.10%          (.67)%
Total Return
Total investment return
   based on:(d)
   Market value                         (0.49)%         3.67%         44.12%          5.16%         11.51%         22.99%
   Net asset value                       3.79%         12.71%         41.71%         17.66%          3.45%         27.46%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                   $121,761       $121,267       $115,986        $88,735        $82,478        $89,620
Ratio to average net assets of:
   Expenses                              1.57%(e)       1.59%          2.05%          1.87%          3.21%          1.56%
   Expenses, excluding
      interest expense                   1.57%(e)       1.58%          1.63%          1.64%          1.65%          1.56%
   Net investment income                 5.58%(e)       5.82%          8.80%         10.55%         13.05%         13.07%
Portfolio turnover rate                    40%           198%           131%           197%           202%           458%


See footnote summary on page 28.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain (loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


-------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


ADDITIONAL INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual meeting of Stockholders of the Alliance World Dollar Government Fund, Inc. was held on March 24, 2005.

A description of each proposal and number of shares voted at the meeting are as follows:


                                                                     Abstain/
                                                                    Authority
                                                        Voted for    Withheld
-------------------------------------------------------------------------------
1. To elect a Class One director:
(term expires in 2007)        Michael J. Downey         7,868,423     147,372

2. To elect Class Two directors:
(term expires in 2008)        John H. Dobkin            7,873,810      141,985
                              William H. Foulk, Jr.     7,864,125      151,669
                              James M. Hester           7,867,711      148,083


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004





Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Mr. DeNoon is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*
-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio
-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia
-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 31


SUMMARY OF GENERAL INFORMATION

Shareholder Information


The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal each day, under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.


-------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


WDGSR0405


ITEM 2. CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.
The following exhibits are attached to this Form N-CSR:

EXHIBIT NO. DESCRIPTION OF EXHIBIT

  11 (b) (1) Certification of Principal Executive Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

  11 (b) (2) Certification of Principal Financial Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

  11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): Alliance World Dollar Government Fund, Inc.

By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date:    June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Marc O. Mayer
    -----------------
    Marc O. Mayer
    President

Date:    June 29, 2005

By: /s/ Mark D. Gersten
    -------------------
    Mark D. Gersten
    Treasurer and Chief Financial Officer

Date:    June 29, 2005